SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                            Eaton Vance Growth Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)  Total fee paid:
--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
(3)  Filing Party:
--------------------------------------------------------------------------------
(4)  Date Filed:
--------------------------------------------------------------------------------

                     EATON VANCE GREATER CHINA GROWTH FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                                                   April 8, 2003



Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Greater China Growth Fund (the "Fund"), a series of Eaton Vance Growth Trust (the "Trust"), on Friday, June 6, 2003 to consider three Proposals. We ask you to read the enclosed information carefully and to submit your vote promptly.

     In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees of the Trust that includes all of the existing Trustees (except for one who is retiring) and one new Trustee. The existing Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of the Board will continue to be composed of Trustees who are independent of Fund management. The Trustees are also asking Fund shareholders to modernize the Fund's fundamental investment restrictions by eliminating those restrictions that are either not required to be fundamental or not required at all, and amending certain other restrictions to conform them to those used by other Eaton Vance funds in order to facilitate Eaton Vance Management's compliance program. Lastly, the Trustees are asking shareholders to approve a change in the Fund's diversification status from diversified to nondiversified.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail, telephone, or over the internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. BY VOTING PROMPTLY, YOU CAN HELP THE FUND AVOID THE EXPENSE OF ADDITIONAL MAILINGS.

     If you would like additional information concerning a Proposal, please call one of our service representatives at 1-866-387-2378. Your participation in this vote is extremely important.

                                           Sincerely,

                                           /s/ James B. Hawkes

                                           James B. Hawkes
                                           President and Chief Executive Officer
                                           Eaton Vance Management

        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                      EATON VANCE GREATER CHINA GROWTH FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                    Notice of Special Meeting of Shareholders
                             to be held June 6, 2003

     A Special Meeting of Shareholders of Eaton Vance Greater China Growth Fund will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M. (Eastern Standard Time), for the following purposes:

 1.  To consider and act upon a proposal to elect Trustees.

 2. To consider and act upon a proposal to eliminate or amend certain fundamental investment restrictions (as set forth in Exhibit A to the accompanying Proxy Statement).

 3. To consider and act upon a proposal to change the Fund's diversification status from diversified to nondiversified.

 4. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     These proposals are discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws of the Fund. The Board of Trustees of the Fund has fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                               By Order of the Board of Trustees

                                               /s/ Alan R. Dynner

                                               Alan R. Dynner
                                               Secretary

April 8, 2003
Boston, Massachusetts

                                    IMPORTANT
Shareholders can help the Board of Trustees avoid the necessity and additional expense to the Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

                      EATON VANCE GREATER CHINA GROWTH FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a Special Meeting of the Fund to be held June 6, 2003 at The Eaton Vance Building, 255 State Street, Boston, MA 02109, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about April 8, 2003. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

     The Trustees have fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of February 28, 2003, there were 7,660,581 shares of beneficial interest of the Fund consisting of Class A, B and C shares.

     The persons who held of record more than 5% of the outstanding shares of each class of the Fund as of February 28, 2003 are set forth in Exhibit B. To the knowledge of the Fund no other person owns (of record or beneficially) 5% or more of the outstanding shares of a class of the Fund. The Trustees, nominees for Trustee and executive officers of the Fund as a group own beneficially less than 1% of the outstanding shares of the Fund, except as indicated on Exhibit B. Shareholders of all classes of shares of the Fund will vote jointly on all items.

     The Trustees know of no business other than the business mentioned in Proposals 1 through 3 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     The Fund will furnish without cahrge a copy of the Fund's most recent annual report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o Eaton Vance Management, the
Eaton  Vance  Building,   255  State  Street,  Boston, MA 02109.  Attn:  Proxy
Coordinator, or call 1-866-387-2378.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     The Fund is in the master-feeder structure and invests its assets in a corresponding portfolio named Greater China Growth Portfolio (the "Portfolio"). The Boards of Trustees of the Trust and the Portfolio have proposed that the slate of persons listed in the table set forth below be elected as Trustees of the Trust and/or Portfolio, respectively. Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Mr. Park who is a nominee for election to the Board. If elected, Mr. Park will replace Mr. Treynor, a current Trustee who is retiring pursuant to the Trust's mandatory retirement policy and who is not proposed for election. Other than the nomination of Mr. Park and the retirement of Mr. Treynor, the slate of nominees for the Trust's Board of Trustees consists of persons currently serving as Trustee on the Board. With respect to the Portfolio, the slate of nominees consists of persons currently serving as Portfolio Trustee (except Mr. Treynor) and three additional nominees, including Mr. Park, Jessica M. Bibliowicz and Lynn A. Stout. Ms. Bibliowicz and Ms. Stout currently serve as Trustees of the Trust.

Trustee Nominations

     The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below. Unless otherwise indicated, the positions listed under "Position(s) Held with the Trust and/or Portfolio" are held with both the Trust and the Portfolio. Each Trustee holds office until his or her successor is elected and qualified. Information about the Trust and Portfolio officers appears below under "Additional Information".

Interested Trustees

     James B. Hawkes is an "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"); Boston Management and Research ("BMR"), a wholly-owned subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are indirect wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. EVC and Eaton Vance Inc. ("EV") are the corporate parent and trustee, respectively, of Eaton Vance and BMR. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization".)

     Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of the Fund and of other Funds for which EVM or BMR acts as investment adviser or for which EVD serves as principal underwriter.

     Robert Lloyd George is an "interested person" by reason of his affiliation with the Portfolio and Lloyd George Management (Hong Kong) Limited ("LGM-HK"), the investment adviser of the Portfolio.

                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund
                                       Term of                                                 Complex
                       Position(s)    Office(2)                                              Overseen by
                        Held with     and Length                                             Trustee or      Other Directorships
Name, Address       the Trust and/or   of Time      Principal Occupation(s)                  Nominee for     Held by Trustee or
and Age(1)              Portfolio      Served       During Past Five Years                    Trustee(3)     Nominee for Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Jessica M. Bibliowicz   Trustee of     Since 1998   President and Chief Executive Officer        191         None
DOB: 11/28/59           the Trust;                  of National Financial Partners
                        current                     (financial services company) (since
                        nominee for                 April 1999).  President and Chief
                        Trustee of                  Operating Officer of John A. Levin &
                        the Portfolio               Co. (registered investment adviser)
                                                    (July 1997 to April 1999) and a
                                                    Director of Baker, Fentress & Company,
                                                    which owns John A. Levin & Co. (July
                                                    1997 to April 1999).

                                                                                               Number of
                                                                                               Portfolios
                                                                                                in Fund
                                       Term of                                                  Complex
                       Position(s)    Office(2)                                               Overseen by
                        Held with     and Length                                              Trustee or      Other Directorships
Name, Address       the Trust and/or   of Time       Principal Occupation(s)                  Nominee for     Held by Trustee or
and Age(1)              Portfolio      Served        During Past Five Years                    Trustee(3)     Nominee for Trustee
------------------------------------------------------------------------------------------------------------------------------------
James B. Hawkes       Trustee of     Trustee of      Chairman, President and Chief                191         Director of EVC
DOB: 11/9/41          the Trust;     the Trust       Executive Officer of BMR, Eaton Vance,
                      Trustee and    since 1989;     EVC and EV; Director of EV; Vice
                      Vice           Vice            President and Director of EVD.
                      President of   President and   Trustee and/or officer of 191
                      the            Trustee of      registered investment companies in the
                      Portfolio      the Portfolio   Eaton Vance Group of Funds.
                                     since 1992

Hon. Robert Lloyd George  President    Since 1992    Chief Executive Officer of Lloyd               5         None
DOB: 8/13/52              and Trustee                George Management (B.V.I.) Limited
                          of the                     ("LGM") and of Lloyd George Investment
                          Portfolio                  Management (Bermuda) ("LGM-B");
                                                     Chairman of LGM.

Noninterested Trustees

Edward K.Y. Chen      Trustee of     Since 1992      President of Lingnan University of             5         Director of First
DOB: 1/14/45          the Portfolio                  Hong Kong.                                               Pacific Company and
                                                                                                              Asia Satellite
                                                                                                              Telecommunications
                                                                                                              Holding Ltd. and
                                                                                                              Wharf Holdings
                                                                                                              Limited (property
                                                                                                              management and
                                                                                                              communications)

Donald R. Dwight      Trustee        Trustee of      President of Dwight Partners, Inc. (a        191         Trustee/Director of
DOB: 3/26/31                         the Trust       corporate relations and communications                   the Royce Funds
                                     since 1989;     company).                                                (mutual funds)
                                     of the                                                                   consisting of 17
                                     Portfolio                                                                portfolios
                                     since 1996

Samuel L. Hayes, III  Trustee        Trustee of      Jacob H. Schiff Professor of                 191         Director of Tiffany
DOB: 2/23/35                         the Trust       Investment Banking Emeritus, Harvard                     & Co. (specialty
                                     since 1989;     University Graduate School of Business                   retailer) and
                                     of the          Administration.                                          Telect, Inc.
                                     Portfolio                                                                (telecommunication
                                     since 1992                                                               services company)

William H. Park       Current          - - -         President and Chief Executive Officer,       191         None
DOB: 9/19/47          Nominee for                    Prizm Capital Management, LLC
                      Trustee                        (investment management firm) (since
                                                     2002).  Executive Vice President and
                                                     Chief Financial Officer, United Asset
                                                     Management Corporation (a holding
                                                     company owning institutional
                                                     investment management firms) (1982 -
                                                     2001).

                                                                                               Number of
                                                                                              Portfolios
                                                                                                in Fund
                                       Term of                                                  Complex
                       Position(s)    Office(2)                                               Overseen by
                        Held with     and Length                                               Trustee or     Other Directorships
Name, Address       the Fund and/or    of Time       Principal Occupation(s)                  Nominee for     Held by Trustee or
and Age(1)              Portfolio      Served        During Past Five Years                    Trustee(3)     Nominee for Trustee
------------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer      Trustee         Trustee of     President, Unicorn Corporation (an           191         None
DOB: 9/21/35                          the Trust      investment and financial advisory
                                      since 1989;    services company) (since September
                                      of the         2000).  Chairman, Hellman, Jordan
                                      Portfolio      Management Co., Inc. (an investment
                                      since 1996     management company) (since November
                                                     2000).  Advisory Director of Berkshire
                                                     Capital Corporation (investment banking
                                                     firm) (since June 2002).  Formerly
                                                     Chairman of the Board, United Asset
                                                     Management Corporation and Chairman,
                                                     President and Director, UAM Funds
                                                     (mutual funds).


Lynn A. Stout         Trustee of the  Since 1998     Professor of Law, University of              191         None
DOB: 9/14/57          Trust; current                 California at Los Angeles School of Law
                      nominee for                    (since July 2001).  Formerly, Professor
                      Trustee of the                 of Law, Georgetown University Law
                      Portfolio                      Center.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109, with the exception of Mr. Lloyd George whose business address is 3808 One Exchange Square, Central, Hong Kong and Mr. Chen whose business address is Lingnan College, Tuen Mun, Hong Kong.
(2) As noted under "Trustee Nominations", each Trustee holds office until his or her successor is elected and qualified.
(3)  Includes both master and feeder funds in master-feeder structure.

     The following table shows the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of February 28, 2003. Interests in the Portfolio are currently offered only to certain institutional investors and cannot be purchased by Trustees. The valuation date for the shares owned by Trustees is February 28, 2003.

                                                            Aggregate Dollar Range of Equity
                                                           Securities Owned in All Registered
                              Dollar Range in Equity           Funds Overseen by Trustee in the
   Name of Trustee         Securities Owned in the Fund             Eaton Vance Fund Complex
   ---------------         ----------------------------             ------------------------
Interested Trustees
  Jessica M. Bibliowicz               None                             $10,001 - $50,000
  James B. Hawkes                     None                               over $100,000
  Robert Lloyd George                 None                                    None
Noninterested Trustees
  Edward K.Y. Chen                    None                                    None
  Donald R. Dwight                    None                               over $100,000*
  Samuel L. Hayes, III                None                               over $100,000*
  William H. Park                     None                            $50,001 - $100,000
  Norton H. Reamer                    None                               over $100,000
  Lynn A. Stout                       None                             $10,001 - $50,000*

* Figures include shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.

     Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

Board Meetings and Committees

     During the calendar year ended December 31, 2002, the Trustees met nine times, the Special Committee met four times, the Audit Committee met once and the Nominating Committee met seven times. With the exception of Messrs. Chen and Lloyd George, each Trustee listed above attended at least 75% of such Board and committee meetings on which he or she serves. The Portfolio has the same Trustee committee and compensation structure and committee composition as the Trust.

     The Nominating, Audit and Special Committees of the Board of Trustees are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act.

     Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout currently serve on the Nominating Committee for the Trust. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Chen currently serve on the Nominating Committee for the Portfolio. The purpose of the Nominating Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance, LGM and their affiliates. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Treynor (Chairman), Dwight, Hayes and Reamer are members of the Audit Committee of the Board of Trustees for the Trust. Messrs. Dwight (Chairman), Hayes and Chen currently serve on the Audit Committee for the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Fund and certain service providers.

     Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees for the Trust. Messrs. Hayes (Chairman), Dwight, and Reamer currently serve on the Special Committee for the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and/or fund accounting and distribution services, and (ii) all other matters in which Eaton Vance, LGM or their affiliates have any actual or potential conflict of interest with the Fund or its shareholders.

Remuneration of Trustees

     Trustees of the Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees received from certain funds sponsored by the Eaton Vance Organization (each a "participating fund") in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the participating fund in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. The Portfolio does not participate in the Trustees' Plan. Neither the Trust nor the Portfolio has a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization are paid by the Trust. The compensation earned by the Trustees who are not members of the Eaton Vance Organization in their capacities as Trustees of the Trust as of August 31, 2002 (the Fund's most recent fiscal year end), and the compensation earned in their capacities as Trustees of the funds in the Eaton Vance fund complex for the year ended December 31, 2002, is set forth in the following table.

    Source of        Jessica M.     Edward K.Y.       Donald R.       Samuel L.      Norton H.         Lynn A.
   Compensation      Bibliowicz        Chen            Dwight        Hayes, III       Reamer            Stout
   ------------      ----------        ----            ------        ----------       ------            -----
     Trust(2)        $   2,645        $    --          $2,189           $2,470        $2,179           $2,414
     Portfolio              --          5,000           1,422            1,603         1,169               --
     Total             160,000         27,475         162,500(3)       180,000       160,000          160,000(4)

(1) As of February 28, 2003, the Eaton Vance fund complex consisted of 192 registered investment companies or series thereof.
(2)  The Trust consisted of 10 Funds as of August 31, 2002.
(3)  Includes $60,000 of deferred compensation.
(4)  Includes $16,000 of deferred compensation.

Election of Portfolio Trustees

     As noted above, each nominee for Trustee of the Trust and Messrs. Lloyd George and Chen have been nominated to serve as a Trustee of the Portfolio. When voting on a proposal to elect Trustees of the Portfolio, the Fund will vote its interest in the Portfolio for or against a nominee in the same proportion as the instructions received in this Proposal to vote for or against that nominee. Based on the current net assets of the Fund and the Portfolio, the Fund owns in excess of 95% of the interest in the Portfolio.

Voting at the Meeting

     Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing the Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the Trust and Portfolio, to hold office until their successors are elected and qualified.

Vote Required to Approve Proposal 1

     The Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy. Election of Trustees is non-cumulative.

     The Board of Trustees recommends that Fund Shareholders vote to elect each Nominee as a Trustee.

                     PROPOSAL 2. ELIMINATION OR AMENDMENT OF
                     CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires a registered investment company like the Fund to have certain specific investment policies that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this proxy statement, the word "restriction" is sometimes used to describe a policy.) Some fundamental policies were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Fund's fundamental policies to simplify and modernize those policies which are required to be fundamental, and to eliminate as fundamental any policies which are not required to be fundamental under current law, the positions of the staff of the Securities and Exchange Commission or otherwise. In particular, the National Securities Markets Improvement Act of 1996 permitted investment companies to eliminate investment restrictions formerly imposed by state securities ("Blue Sky") regulations. Shareholders of numerous other Eaton Vance funds have approved similar revisions to their fundamental policies, and if these proposed revisions are approved then the uniformity of such policies would serve to facilitate Eaton Vance's compliance efforts.

     The Trustees also are proposing to adopt a new fundamental restriction (Restriction (16)) in order to clarify the Fund's authority to invest its assets in another open-end investment company that has the same objective, policies and restrictions as the Fund. Because the substance of proposed Restriction (16) is included in several of the Fund's existing restrictions, adopting a single restriction simplifies the Fund's other restrictions. Restriction (16) will permit the Fund to invest in one or more open-end investment companies that collectively have the same investment objective, policies and restrictions as the Fund. Under the existing restrictions, the Fund can only invest in one other investment company. The Fund currently invests all of its assets in the Portfolio. It has no current intention to invest its assets in any other investment companies.

     The proposed changes to the Fund's fundamental policies are discussed in detail below. Please refer to the statement of the Fund's restrictions set forth in Exhibit A, which is marked to show the changes to each restriction that would result if this Proposal is approved. Whenever an investment restriction states a maximum percentage of assets that may be invested in any security or other asset, such percentage limitation is determined immediately after and as a result of an acquisition by the Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances does not compel the Fund to dispose of such security or other asset.

     By reducing to a minimum those policies which can be changed only by shareholder vote, the Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that the ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The references to the Fund's investment restrictions correspond to the numbered paragraphs in Exhibit A. If this Proposal is approved, the restrictions may be reordered. The proposed changes will not affect current management of the Fund's portfolio.

Elimination of Certain Restrictions

     The Trustees propose to delete  Restrictions (2), (4) through (6), (11) and
(13) through (15) because such restrictions are not required to be fundamental policies under the 1940 Act and/or the practices referred to in the restrictions are otherwise governed by the 1940 Act. The Trustees also propose to delete Restriction (9) as described in Proposal 3.

     Restriction (4) concerning short sales prohibits the Fund from engaging in such transactions unless they are "against the box." In a short sale, the Fund would sell a borrowed security with a corresponding obligation to return the same security. This restriction is not required to be fundamental. The Fund has a non-fundamental policy limiting short sales that is similar to Restriction (4) except that it allows the Fund to hold cash or other liquid securities in a segregated account as collateral for a short sale. In a short sale against-the-box, the Fund owns (or has the right to acquire) the security subject to the short sale. By covering a short sale with segregated assets, the Fund may be required to increase the amount of segregated assets if the value of the security sold short increases.

     Restriction (5) concerning investment in other investment companies prohibits the Fund from investing in securities of other investment companies. Investment in other investment companies is regulated by the 1940 Act and this restriction does not contain all of the provisions of the 1940 Act regarding such investments.

     Restriction (2) concerns pledging assets to secure borrowings.  Restriction
(11) prohibits the Fund from investing for the purpose of gaining control of a company's management. Restriction (15) concerns purchasing oil, gas or other mineral leases. These restrictions are being deleted because they were formerly required by "Blue Sky" law and are not otherwise required to be fundamental policies.

     Restriction (13) concerns investing in physical commodities. The substance of this restriction has been incorporated into Restriction (12) described below under "Amendment of Certain Restrictions."

     Restriction (6) limits transactions by the Fund in securities of issuers that have directors, trustees or officers in common with the Trust. Restriction
(14) concerning transactions with affiliates generally prohibits the Fund from buying or selling securities from the Trust's officers or Trustees or other affiliates. The 1940 Act's provisions on affiliated transactions govern such transactions and EVM maintains a code of ethics to monitor transactions affecting the Fund. As such, these restrictions are not required.

Amendment of Certain Restrictions

     The Trustees propose to amend the following fundamental restrictions.

     Restriction (1) concerning borrowing has been revised to permit borrowing and the issuance of senior securities consistent with the 1940 Act. The positions of staff of the Securities and Exchange Commission on borrowings and senior securities have evolved over the years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. The Fund would like the ability to consider use of new investment techniques consistent with the 1940 Act as interpretations of the 1940 Act are further developed.

     While substantively unchanged, Restriction (3) concerning purchases on margin, Restriction (7) concerning underwriting securities and Restriction (10) concerning concentrating investments in any particular industry have been amended to more simply describe the prohibitions contained therein.

     Restriction (8) concerning lending has been amended to reflect current regulatory restraints and conform the restriction to the lending policy of other Eaton Vance funds. As amended, this restriction would permit the Fund to lend cash consistent with applicable law.

     Restriction (12) currently prohibits certain real estate investments. The restriction has been amended to include a prohibition on transactions in commodities or commodities contracts for the purchase or sale of physical commodities (presently contained in Restriction (13)).

Changes to the Portfolio's Fundamental Restrictions

     When voting on a parallel proposal to eliminate or amend a fundamental investment restriction of the Portfolio, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against such elimination or amendment in this Proposal. If a sufficient number of votes in favor of amending some or all of the Portfolio's restrictions are received from the investors in the Portfolio, such restrictions will be amended.

Vote Required to Approve Proposal 2

     Approval of the elimination or amendment of a restriction requires the affirmative vote of a majority of the outstanding voting securities of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

     The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of the

Fund's shareholders. If the Proposal is not approved, the Fund's present fundamental restrictions will remain in effect and a shareholder vote would be required before the Fund could engage in activities prohibited by a fundamental restriction.

     The Board of Trustees recommends that the Shareholders of the Fund vote in favor of the elimination or amendment of the Fund's investment restrictions as described in this Proposal 2.

                  PROPOSAL 3. CHANGE IN DIVERSIFICATION STATUS

     As a diversified fund under the 1940 Act, the Fund may not (with respect to 75% of its assets) invest more than 5% of assets in any one issuer (excluding the U.S. Government) or own more than 10% of the outstanding voting securities of any one issuer. The purpose of this Proposal is to change the Fund's diversification status under the 1940 Act from diversified to nondiversified. As a nondiversified fund under the 1940 Act, the Fund would be subject to the diversification requirements of the Internal Revenue Code of 1986, as amended, which impose the foregoing 5% and 10% limitations with respect to only 50% of assets (provided that not more than 25% of assets is invested in any single issuer). The Fund's compliance with this investment policy is determined immediately after and as a result of an acquisition by the Fund of an investment.

     Changing the Fund's status would provide flexibility to invest a greater percentage of assets in a single issuer. As a nondiversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers than may a diversified Fund. This makes the Fund more susceptible to any adverse economic or political occurrence affecting that issuer. If this Proposal is approved, Restriction (9) (set forth in Exhibit A to this Proxy Statement), which relates to the diversification of assets, will be eliminated.

Changes to the Portfolio's Diversification Status

     When voting on a parallel proposal to change the diversification status of the Portfolio from diversified to nondiversified, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against this Proposal. If a sufficient number of votes in favor of changing the Portfolio's diversification status are received from the investors in the Portfolio, the status will be changed.

Vote Required to Approve Proposal 3

     Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as set forth under "Vote Required to Approve Proposal 2" above.

     The Trustees have considered various factors and believe the Proposal will increase investment flexibility and is in the best interests of the Fund and its shareholders. If the Proposal is not approved, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status.

     The Trustees recommend that the Shareholders of the Fund vote in favor of a change in the Fund's diversification status from diversified to nondiversified.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                             ADDITIONAL INFORMATION

Auditors, Audit Fees and All Other Fees

     Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, MA 02116, serves as independent accountants of the Fund and the Portfolio. Deloitte is expected to be represented at the Special Meeting but, if not, a representative will be available by telephone should the need for consultation arise. Deloitte's representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. For the Fund's most recent fiscal year ended August 31, 2002, the Fund and Portfolio paid an aggregate of $7,800 and $43,020, respectively, in audit fees and $6,970 and $5,000, respectively, in non-audit fees to Deloitte. Deloitte also provides services to other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by EVC (and its affiliates) for EVC's fiscal year ended October 31, 2002 were $816,946. The
Audit Committee and Board of Trustees of the Fund are aware that Deloitte provides services to the Eaton Vance Organization and considered whether the provision of such services is compatible with the maintenance of that firm's independence.

Officers of the Trust and Portfolio

     The officers of the Trust and Portfolio and length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, certain officers of the Trust and the Portfolio benefit from the management fees and administration fees paid to Eaton Vance by the Fund and the Portfolio, respectively. Because of their positions with the LGM organization and their ownership interests therein, certain Portfolio officers benefit from the advisory fee paid by the Portfolio to LGM-HK. Unless otherwise indicated, the positions listed under "Positions Held with the Trust and/or Portfolio" are held with both the Trust and the Portfolio.

                                 Position(s)     Term of Office
                               Held with Trust    and Length of                          Principal Occupations
Name, Address and Age(1)       and/or Portfolio    Time Served                         During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------
Pamela Chan                     Vice President   Since 2002       Director of LGM-B.  Officer of 1 registered investment company
DOB: 2/7/57                    of the Portfolio                   managed by Eaton Vance and BMR.

Gregory L. Coleman              Vice President   Since 2001       Partner of Atlanta Capital Management LLC.  Officer of 10
DOB: 10/28/49                    of the Trust                     registered investment companies managed by Eaton Vance or BMR.

Thomas E. Faust Jr.              President of    Since 2002(3)    Executive Vice President of Eaton Vance, BMR, EV and EVC,  Chief
DOB: 5/31/58                      the Trust                       Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                  Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                  Capital Fund LLC, Belmar Capital Fund LLC and Belport Capital Fund
                                                                  LLC (private investment companies sponsored by Eaton Vance).
                                                                  Officer of 51 registered investment companies managed by Eaton
                                                                  Vance or BMR.

William Walter                  Vice President   Since 1992       Director, Finance Director and Chief Operating Officer of LGM-B.
Raleigh Kerr                    and Assistant                     Director of LGM.  Officer of 4 registered investment companies
DOB: 8/17/50                     Treasurer of                     managed by Eaton Vance or BMR.
                                the Portfolio

James A. Womack                 Vice President   Since 2001       Vice President of Atlanta Capital Management LLC.  Officer of 10
DOB: 11/20/68                    of the Trust                     registered investment companies managed by Eaton Vance or BMR.

Alan R. Dynner                    Secretary      Since 1997       Vice President, Secretary and Chief Legal Officer of BMR, Eaton
DOB: 10/10/40                                                     Vance, EVD, EV and EVC.  Officer of 191 registered investment companies managed by Eaton Vance, EV or BMR.

William J. Austin, Jr.           Treasurer of    Since 2002(3)    Assistant Vice President of Eaton Vance and BMR.  Officer of 59
DOB:  12/27/51                  the Portfolio                     registered investment companies managed by Eaton Vance or BMR.

                                       10

                                 Position(s)     Term of Office
                               Held with Trust    and Length of                          Principal Occupations
Name, Address and Age(1)       and/or Portfolio    Time Served                         During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------
James L. O'Connor                Treasurer of    Since 1989       Vice President of BMR, Eaton Vance and EVD.  Officer of 113
DOB: 4/1/45                       the Trust                       registered  investment companies managed by Eaton Vance or BMR.

(1) The business address of each officer (except Ms. Chan and Mr. Kerr) is The Eaton Vance Building, 255 State Street, Boston, MA 02109. The business address for Ms. Chan and Mr. Kerr is 3808 One Exchange Square, Central, Hong Kong.
(2)  Includes both master and feeder funds in master feeder structure.
(3) Prior to 2002, Mr. Faust served as Vice President since 1999 and Mr. Austin served as assistant Treasurer since 1993.

Investment Adviser, Administrator, Manager and Underwriter

     LGM-HK, 3808 One Exchange Square, Central, Hong Kong, is the Portfolio's investment adviser. Pursuant to a service agreement effective January 1, 1996 between LGM-HK and LGM-B, LGM-B, acting under the general supervision of the Portfolio's Board of Trustees, is responsible for managing the Portfolio's investments. Eaton Vance serves as the manager of the Fund and the administrator of the Portfolio. EVD acts as the principal underwriter for the Fund and as placement agent for the Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust's Board of Trustees will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Fund's transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. The Fund has retained D.F. King & Co., Inc. of New York, NY ("DF King") to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $8,600 plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., by broker-dealer firms or by DF King, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $21,500.

     Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund's receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals.

     If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.


April 8, 2003

                                                                       Exhibit A

The following shows the changes to the Fund's fundamental investment restrictions that will be made if Proposal 2 is approved or, with respect to Restriction (9), if Proposal 3 is approved. Additions to a restriction appear in typeface that is bold and italicized; deletions appear in brackets.

The Fund may not:

(1) BORROW MONEY OR I [I]ssue senior securities [(] EXCEPT as PERMITTED BY [defined in] the 1940 Act; [and rules thereunder) or borrow money, except that the Fund or the Portfolio may borrow:

     (i) from banks to purchase or carry securities, commodities, commodities contracts or other investments;

     (ii) from banks for temporary or emergency purposes not in excess of 10% of its gross assets taken at market value; or

     (iii) by entering into reverse repurchase agreements,

     if, immediately after any such borrowing, the value of the Fund's or Portfolio's total assets, including all borrowings then outstanding, is equal to at least 300% of the aggregate amount of borrowings then outstanding. Any such borrowings may be secured or unsecured. The Portfolio or the Fund may issue securities (including senior securities) appropriate to evidence such indebtedness, including reverse repurchase agreements.]

(2) [Pledge its assets, except that the Portfolio or the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with investment restriction (1) above; for the purpose of this restriction the deposit of assets in a segregated account with the Portfolio's or the Fund's custodian, as the case may be, in connection with any of the Portfolio's or the Fund's respective investment transactions is not considered to be a pledge.]

(3) Purchase securities OR EVIDENCES OF INTEREST THEREIN on "margin," THAT IS TO SAY IN A TRANSACTION IN WHICH IT HAS BORROWED ALL OR A PORTION OF THE PURCHASE PRICE AND PLEDGED THE PURCHASED SECURITIES OR EVIDENCES OF
     INTEREST THEREIN AS COLLATERAL FOR THE AMOUNT SO BORROWED; [(but the Portfolio or the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).]

(4) [Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio or the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without the payment of any additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short.]

(5) [Purchase securities issued by any other open-end investment company or investment portfolio, except as they may be acquired as part of a merger, consolidation or acquisition of assets, except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund and except as otherwise permitted by the 1940 Act.]

(6) [Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio or the Trust or is a member, officer, director or trustee of any investment adviser of the Portfolio or the Fund, if after the purchase of the securities of such issuer by the Portfolio or the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at current value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at current value); provided, however, that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund and having any officers, directors, trustees or security holders who are officers or Trustees of the Trust.]

(7) ENGAGE IN THE UNDERWRITING OF SECURITIES; [Underwrite securities issued by other persons, except insofar as the Fund or the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security, and except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.]

(8) Make loans to other persons, except by (a) the acquisition of [money market instruments,] debt securities and MAKING PORTFOLIO INVESTMENTS, [other obligations in which the Portfolio or the Fund is authorized to invest in accordance with their respective investment objective and policies,] (b) entering into repurchase agreements, [and] (c) lending [their respective] portfolio securities AND (D) LENDING CASH CONSISTENT WITH APPLICABLE LAW;

(9) [Purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets and as a result of such purchase (a) more than 5% of the total assets of the Portfolio or the Fund, as the case may be (taken at current value), would be invested in the securities of such issuer, or (b) the Fund or the Portfolio would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may invest all or substantially all of its assets in, and may acquire up to 100% of the outstanding voting securities of either the Portfolio or any other registered investment company having substantially the same investment objectives as the Fund.]

(10) CONCENTRATE ITS INVESTMENTS IN ANY PARTICULAR INDUSTRY, BUT, IF DEEMED APPROPRIATE FOR THE FUND'S OBJECTIVE, UP TO (BUT LESS THAN) 25% OF THE VALUE OF ITS ASSETS MAY BE INVESTED IN ANY ONE INDUSTRY; OR [Purchase any security if, as a result of such purchase, 25% or more of the total assets of the Portfolio or the Fund, as the case may be (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry (the electric, gas and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.]

(11) [Invest for the purpose of gaining control of a company's management.]

(12) BUY [Purchase] or sell real estate[,] (although IT [the Fund or the Portfolio] may purchase and sell securities which are secured by [interests in] real estate[,] AND securities of COMPANIES [issuers] which invest or deal in real estate), COMMODITIES OR COMMODITY CONTRACTS FOR THE PURCHASE OR SALE OF PHYSICAL COMMODITIES. [and real estate that is acquired as the result of the ownership of securities.]

(13) [Purchase or sell physical commodities (other than currency) or contracts for the purchase or sale of physical commodities (other than currency).]

(14) [Buy investment securities from or sell them to any of the respective officers or Trustees of the Trust or the Portfolio, the Portfolio's investment adviser or the Fund's principal underwriter, as principal; provided, however, that any such person or firm may be employed as a broker upon customary terms and that this restriction does not apply to the Fund's investments in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.]

(15) [Purchase  oil,  gas  or  other  mineral  leases  or  purchase  partnership
     interests  in  oil,  gas  or  other  mineral   exploration  or  development
     programs.]

(16) NOTWITHSTANDING THE INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND, THE FUND MAY INVEST ITS INVESTABLE ASSETS IN ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND; MOREOVER, SUBJECT TO TRUSTEE APPROVAL, THE FUND MAY INVEST ITS INVEST ABLE ASSETS IN TWO OR MORE OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH TOGETHER HAVE SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, TO THE EXTENT PERMITTED BY SECTION 12(D)(1)(G) OF THE 1940 ACT.

                                                                       Exhibit B

As of February 28, 2003, the following record owners of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.


                                                                                Amount of Securities
                                                     Address                        and % Owned
                                                     -------                        -----------
Class A Shares
  Merrill Lynch, Pierce, Fenner & Smith, Inc.        Jacksonville, FL           504,838 (17.7%)
Class B Shares
  Merrill Lynch, Pierce, Fenner & Smith, Inc.        Jacksonville, FL           754,317 (17.4%)
Class C Shares
  Merrill Lynch, Pierce, Fenner & Smith, Inc.        Jacksonville, FL            97,162 (20.4%)
  Salomon Smith Barney, Inc.                         New York, NY                27,143 (5.7%)

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043-9132


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1) Read the Proxy Statement and have this     1) Read the Proxy Statement and have this    1) Read the Proxy Statement
   card at hand                                  card                                      2) If you want to vote use the Proxy Card
2) Call 1-800-690-6903                        2) Go to www.proxyweb.com/proxy                 on reverse
3) Enter CONTROL NUMBER shown at left and     3) Enter CONTROL NUMBER shown at left and    3) Return the card in the postage-paid
   follow the simple instructions                follow the simple instructions               envelope provided
4) Keep this card for your records            4) Keep this card for your records

*** CONTROL NUMBER: 999 999 999 999 99 ***

Eaton Vance Greater China Growth Fund
                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                    JUNE 6, 2003
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                        Dated:__________________

                                PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                          IN THE ACCOMPANYING ENVELOPE.
                                NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                                ________________________________________________
                                Signature(s):                  (Sign in the Box)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                          EATON VANCE PROXY/GCGF

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shwon using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To elect as Trustee the following nominees:                                                     FOR All              WITHHOLD
   (01) Jessica M. Bibliowicz, (02) James B. Hawkes, (03) Hon. Robert Lloyd George,            Nominees Listed        authority to
   (04) Edward K.Y. Chen, (05) Donald R. Dwight, (06) Samuel L. Hayes, III,                  (except as noted at      vote for all
   (07) William H. Park, (08) Norton H. Reamer, (09) Lynn A. Stout                                  left)            nominees listed
                                                                                                     [ ]                   [ ]

     ___________________________________________________________________________
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line above.

                                                                                           FOR            AGAINST       ABSTAIN
2(a) To amend the Fund's restriction on borrowing.                                         [ ]              [ ]           [ ]  2(a)
2(b) To eliminate the Fund's restriction on pledging assets.                               [ ]              [ ]           [ ]  2(b)
2(c) To amend the Fund's restriction relating to purchases on margin.                      [ ]              [ ]           [ ]  2(c)
2(d) To eliminate the Fund's restriction on short sales.                                   [ ]              [ ]           [ ]  2(d)
2(e) To eliminate the Fund's restriction on investing in other investment companies.       [ ]              [ ]           [ ]  2(e)
2(f) To eliminate the Fund's restriction on investing in issuers that have common          [ ]              [ ]           [ ]  2(f)
     trustees, officers or shareholders with the Fund.
2(g) To amend the Fund's restriction on underwriting.                                      [ ]              [ ]           [ ]  2(g)
2(h) To amend the Fund's restriction on lending.                                           [ ]              [ ]           [ ]  2(h)
2(i) To amend the Fund's restriction on concentrating in any particular industry.          [ ]              [ ]           [ ]  2(i)
2(j) To eliminate the Fund's restriction on investing for control.                         [ ]              [ ]           [ ]  2(j)
2(k) To amend the Fund's restriction on investing in real estate.                          [ ]              [ ]           [ ]  2(k)
2(l) To eliminate the Fund's restriction on investing in physical commodities.             [ ]              [ ]           [ ]  2(l)
2(m) To eliminate the Fund's restriction on transactions with certain affiliates.          [ ]              [ ]           [ ]  2(m)
2(n) To eliminate the Fund's restriction on investments relating to oil, gas, or           [ ]              [ ]           [ ]  2(n)
     other mineral leases.
2(o) To approve a new investment restriction relating to investing in investment           [ ]              [ ]           [ ]  2(o)
     companies.

                                                                                           FOR            AGAINST       ABSTAIN
3. To change the Fund's diversification status from diversified to nondiversified.         [ ]              [ ]           [ ]  3

NOTE ADDRESS CHANGE:  ______________________________
                      ______________________________
                      ______________________________


                          PLEASE SIGN ON REVERSE SIDE

                                                                             EVC